Exhibit 10.8

September [___], 2005

Highbury Financial Inc.
999 Eighteenth Street, Suite 3000
Denver, CO 80202

EarlyBirdCapital, Inc.
275 Madison Avenue, Suite 1203
New York, New York 10016

ThinkEquity Partners LLC
31 West 52nd Street, 17th Floor
New York, New York 10019

Re:  Highbury Financial Inc.

Ladies and Gentlemen:

This letter agreement (this “Warrant Purchase Letter”) is being delivered to you in connection with the Registration Statement on Form S-1 (File No. 333-127272) (as it may be amended and supplemented from time to time, the “Registration Statement”) that was initially filed by Highbury Financial Inc., a Delaware corporation (the “Company”), with the Securities and Exchange Commission (the “SEC”) on August 5, 2005, which relates to an underwritten initial public offering (the “IPO”) of the Company’s units (the “Units”), each comprised of one share of the Company’s common stock, par value $0.0001 per share (the “Common Stock”), and two warrants, each of which is exercisable for one share of Common Stock (each, a “Warrant”). Capitalized terms used but not otherwise defined herein shall have their respective meanings set forth on Schedule 1 hereto.

In order to induce the Company and the Underwriters to engage in the IPO and to take all steps necessary to effect the IPO, including the filing of amendments to the Registration Statement with the SEC, and in recognition of the benefit that such IPO will confer upon the undersigned as a stockholder of the Company, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the undersigned hereby agrees with the Underwriters and the Company as follows:

(1)  On or prior to the effectiveness of the Registration Statement, the undersigned shall duly execute and deliver an irrevocable order (the “Order”) to place bids for, and if such bids are accepted, to purchase Warrants in accordance with the guidelines specified by Rule 10b5-1 (“Rule 10b5-1”) of the Securities and Exchange Act of 1934, as amended (the “Exchange Act”), to STC Securities Corporation, in the form attached hereto as Schedule 2, with such terms and conditions as are consistent with the terms and conditions set forth in the Registration Statement as of the Effective Date and the terms and conditions set forth herein.

(2)  The undersigned shall, within the sixty (60) trading day period, commencing on the later of (i) the date separate trading of the Warrants commences (the “Separation Date”) pursuant to provisions set forth in the Warrant Agreement governing the terms and conditions of such Warrants or (ii) sixty (60) calendar days after the end of the restricted period under Regulation M under the Exchange Act, place bids for, and if such bids are accepted, purchase for the undersigned’s own account up to $700,000 of Warrants at market prices not to exceed $0.70 per Warrant.

(3)  The undersigned shall instruct STC Securities Corporation to make, keep, and produce promptly upon request a daily time-sequenced schedule of all Warrant purchases made pursuant to this agreement, on a transaction-by-transaction basis, including (i) size, time of execution, price of purchase; and (ii) the exchange, quotation system, or other facility through which the Warrant purchase occurred. Upon request of the Division of Market Regulation (the “Division”) of the SEC, STC Securities Corporation and the Company shall transmit the aforementioned schedule to the Division within thirty (30) days of such request.

(4)  The undersigned shall be available to respond to inquiries by the Division regarding any Warrant purchase(s).

(5)  The undersigned shall not offer, pledge, sell, transfer or otherwise dispose of, either directly or indirectly, any Warrants purchased pursuant to this Warrant Purchase Letter or the Order until after the Business Combination Date.

(6)  As of the date hereof, the undersigned represents and warrants that it is not aware of any material nonpublic information concerning the Company or any securities of the Company and is entering into this Warrant Purchase Letter in good faith and not as part of a plan or scheme to evade the prohibitions of Rule 10b5-1. The undersigned agrees that while this agreement is in effect, the undersigned shall comply with the prohibition set forth in Rule 10b5-1(c)(1)(i)(C) against entering into or altering a corresponding or hedging transaction or position with respect to the Company’s securities. The undersigned does not have, and shall not attempt to exercise, any influence over how, when or whether to effect purchases of Warrants pursuant to this Warrant Purchase Letter.

This Warrant Purchase Letter shall be binding on the undersigned and its successors and assigns.

This Warrant Purchase Letter shall be governed by and interpreted and construed in accordance with the laws of the State of New York applicable to contracts formed and to be performed entirely within the State of New York, without regard to the conflicts of law provisions thereof to the extent such principles or rules would require or permit the application of the laws of another jurisdiction.

2

No term or provision of this Warrant Purchase Letter may be amended, changed, waived, altered or modified except by written instrument executed and delivered by the party against whom such amendment, change, waiver, alteration or modification is to be enforced.

Very truly yours,

(Name of Initial Stockholder)

Accepted and agreed as of the date hereof:

HIGHBURY FINANCIAL INC.

________________________________
By:
Title:

THINKEQUITY PARTNERS LLC

________________________________
By:
Title:

EARLYBIRDCAPITAL, INC.

________________________________
By:
Title:

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SCHEDULE 1

Supplemental Definitions

UNLESS THE CONTEXT SHALL OTHERWISE REQUIRE, THE FOLLOWING TERMS SHALL HAVE THE FOLLOWING RESPECTIVE MEANINGS FOR ALL PURPOSES, AND THE FOLLOWING DEFINITIONS ARE EQUALLY APPLICABLE TO BOTH THE SINGULAR AND THE PLURAL FORMS AND THE FEMININE, MASCULINE AND NEUTER FORMS OF THE TERMS DEFINED.

“Business Combination” shall mean the initial acquisition or acquisition of control by the Company, whether by merger, capital stock exchange, asset acquisition, stock purchase or other similar business combination, of one or more operating business in the financial services industry having a fair market value (as calculated in accordance with the Company’s Restated Certificate of Incorporation) equal to at least 80% of the Company’s net assets at the time of such merger, capital stock exchange, asset acquisition, stock purchase or other similar business combination.

“Business Combination Date” shall mean the date upon which a Business Combination is consummated.

“Effective Date” shall mean the date upon which the Registration Statement is declared effective under the Securities Act of 1933, as amended, by the SEC.

“Underwriters” shall mean ThinkEquity Partners LLC and EarlyBirdCapital, Inc.

SCHEDULE 2

_____________, 2005

STC Securities Corporation
2419 E. Commercial Blvd #304
Ft. Lauderdale, FL 33308

RE:  Highbury Financial Inc.

Ladies and Gentlemen:

This letter, delivered in accordance with the Warrant Purchase Letter, dated _______, between ThinkEquity Partners LLC, EarlyBirdCapital, Inc. and the undersigned (the “Warrant Purchase Letter”), confirms the agreement therein of the undersigned to purchase (the “Purchase Commitment”) warrants (the “Warrants”) of Highbury Financial Inc. (the “Company”) that are included in the units being sold in the Company’s initial public offering pursuant to the Company’s registration statement on Form S-1 (File No. 333-127272), as amended and supplemented from time to time. The Purchase Commitment is subject to the terms and conditions set forth herein.

The undersigned agrees that this letter agreement constitutes an irrevocable order (the “Order”) for you to bid for, and if bids are accepted, purchase for the undersigned’s account within the sixty (60) trading day period, commencing on the later of (i) the date separate trading of the Warrants commences (the “Separation Date”) pursuant to provisions set forth in the Warrant Agreement governing the terms and conditions of such Warrants or (ii) sixty (60) calendar days after the end of the restricted period under Regulation M under the Exchange Act, place bids for, and if such bids are accepted, purchase for the undersigned’s own account up to $700,000 of Warrants at market prices not to exceed $0.70 per Warrant. You (or such other broker-dealer(s) as you may assign the order to) agree to fill such order in such amounts and at such times as you may determine, in your sole discretion, during the sixty (60) trading days commencing on the later of the Separation Date or the end of the restricted period under Regulation M. You further agree that you that you will make these purchases on a net basis and not charge the undersigned any fees and/or commissions with respect to any Warrant purchase in excess of $0.01 per Warrant purchased.

The undersigned shall make, keep, and produce promptly upon request a daily time-sequenced schedule of all Warrant purchases made pursuant to this agreement, on a transaction-by-transaction basis, including (i) size, time of execution, price of purchase; and (ii) the exchange, quotation system, or other facility through which the Warrant purchase occurred. Upon request of the Division of Market Regulation (the “Division”) of the SEC, undersigned and Highbury Financial Inc. shall transmit the aforementioned schedule to the Division within thirty (30) days of such request.

This letter agreement shall be binding on the undersigned and its successors and assigns.

This letter agreement shall be governed by and interpreted and construed in accordance with the laws of the State of New York applicable to contracts formed and to be performed entirely within the State of New York, without regard to the conflicts of law provisions thereof to the extent such principles or rules would require or permit the application of the laws of another jurisdiction.

No term or provision of this letter agreement may be amended, changed, waived, altered or modified except by written instrument executed and delivered by the party against whom such amendment, change, waiver, alteration or modification is to be enforced.

Very truly yours,

________________________________